UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

CARGO Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41859	84-4080422
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Industrial Road
Suite 400
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 499-8950

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CRGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2024, the Board of Directors (the “Board”) of CARGO Therapeutics, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved an increase in the number of authorized directors on the Board from seven to eight and appointed Jane Pritchett Henderson to the Board to fill the vacancy resulting from such increase. Ms. Henderson was appointed as a Class III director with her term expiring at the 2026 annual meeting of stockholders or until her successor is elected and qualified or her earlier death, resignation, disqualification, retirement or removal. Ms. Henderson will serve on the Audit and Compensation Committees of the Board.

Ms. Henderson, age 58, has served as the Chief Financial Officer of Apogee Therapeutics, Inc., a Nasdaq-listed biotechnology company, since January 2023. Prior to joining Apogee Therapeutics, Ms. Henderson served as the Chief Financial Officer and Chief Business Officer of Adagio Therapeutics, Inc. (now Invivyd, Inc.), a Nasdaq-listed biotechnology company developing antibody therapeutics for coronaviruses, from December 2020 to November 2022. Prior to joining Adagio Therapeutics, Ms. Henderson served as Chief Financial Officer of Turnstone Biologics Corp., a private viral immuno-oncology company, from June 2018 to December 2020, as Chief Financial Officer and Senior Vice President of Corporate Development of Voyager Therapeutics, Inc., a Nasdaq-listed gene therapy company, from January 2017 to June 2018, and as the Senior Vice President, Chief Financial and Business Officer of Kolltan Pharmaceuticals, Inc., a private oncology biopharmaceutical company, from February 2013 until November 2016, when Kolltan Pharmaceuticals was acquired by Celldex Therapeutics, Inc. Prior to Kolltan Pharmaceuticals, Ms. Henderson served in various financial and business development executive roles at biopharmaceutical companies after spending almost 20 years in health care investment banking. Ms. Henderson has served on the board of directors of Akero Therapeutics, Inc., a Nasdaq-listed biotechnology company, since April 2019, and Ventus Therapeutics, Inc., a private biopharmaceutical company, since November 2021. She also served on the board of directors of IVERIC Bio, Inc., a Nasdaq-listed biopharmaceutical company, from January 2018 until its acquisition by Astellas Pharma Inc. in July 2023, and Sesen Bio Inc., a Nasdaq-listed biopharmaceutical company, from October 2013 to November 2021. Ms. Henderson also serves on the Dedman College Executive Board of Southern Methodist University. Ms. Henderson received a B.S. in psychology from Duke University.

Pursuant to the Company’s non-employee director compensation program, as a non-employee director, Ms. Henderson will receive (i) a $40,000 annual retainer for her service on the Board, prorated for the remainder of 2024, (ii) a $7,500 annual retainer for her service as a member of the Audit Committee, prorated for the remainder of 2024, (iii) a $5,000 annual retainer for her service as a member of the Compensation Committee, prorated for the remainder of 2024, (iv) an annual option grant to purchase up to 25,000 shares of the Company’s common stock (the “Annual Grant”), and (v) an initial option grant to purchase up to 50,000 shares of the Company’s common stock (the “Initial Grant”); provided that in the event the fair value of the Initial Grant and Annual Grant exceeds $1,000,000, the number of shares subject to the Initial Grant and Annual Grant shall automatically be reduced, pro rata, to the maximum number of shares that results in the Initial Grant and Annual Grant having an aggregate grant date fair value of $1,000,000 or less, with the grant date fair value determined consistently with the Company’s financial statements. The foregoing description is qualified in its entirety by reference to the text of the Company’s non-employee director compensation program, which was filed as Exhibit 10.21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”) filed with the Securities and Exchange Commission on March 21, 2024.

Ms. Henderson has no relationships requiring disclosure under Item 404(a) of Regulation S-K. Ms. Henderson is not a party to any arrangement or understanding with any other person pursuant to which she was selected as a director.

In addition, Ms. Henderson will enter into the Company’s standard indemnification agreement for directors and executive officers, the form of which was filed as Exhibit 10.18 to the Form 10-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 4, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 5, 2024, the record date for the Annual Meeting, 39,368,647 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

Proposal 1. Election of Directors

The Company’s stockholders elected the two persons listed below as Class I Directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Krishnan Viswanadhan, Pharm.D	23,943,045	1,348,692	788,788
Reid Huber, Ph.D.	24,730,659	561,078	788,788

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,079,444	1,081	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARGO THERAPEUTICS, INC.

Date: June 4, 2024	By:	/s/ Gina Chapman
Gina Chapman Chief Executive Officer